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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in Registration Statement Nos. 33-60551, 333-44711, 333-50051 and 333-82069 of Triarc Companies, Inc. on Form
S-8 of our report dated March 22, 2002, appearing in the Annual Report on Form 10-K of Triarc Companies, Inc. for the fiscal year ended December 30, 2001.

/s/ DELOITTE & TOUCHE LLP

New York, New York
March 27, 2002

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